Exhibit 21.1

List of Subsidiaries

Entity Name	Jurisdiction of Incorporation or Organization
0827965 B.C. LTD	Canada
1063189 B.C. LTD	Canada
1776 Holding, LLC	Delaware
2400 Prince Edward, LLC	Delaware
48th Street Holding LLC	Delaware
AB Blue Acquisition, LLC	Delaware
AHC Professionals US Majority, LLC	Nevada
AHC Professionals US Minority, LLC	Nevada
AHC Professionals, SC	Mexico
AKGI St. Maarten N.V.	Delaware
Amber Group, Inc.	Florida
Amber Vacation Realty of Tennessee, Inc.	Tennessee
Amber Vacation Realty, Inc.	Florida
Ameristate Title NV, LLC	Nevada
Ameristate Title, LLC	Florida
BRE Ace, LLC	Delaware
Bridgespire Financial Services, Inc.	Nevada
CDD International Holdings Limited	Hong Kong
CQRC New York Development, LLC	Delaware
Chestnut Farms LLC	Nevada
Citrus Insurance Company, Inc.	Nevada
Crescent One, LLC	Florida
Cumberland Gate, LLC	Delaware
Customer Journey, LLC	Delaware
DPM Acquisition Mexico S. de RL de CV	Mexico
DPM Acquisition, LLC	Delaware
DPM Holdings, LLC	Delaware
DPM Loanco, LLC	Delaware
DPM RP Subsidiary, LLC	Delaware
DR Modern Spa, LLC	Hawaii
DRI Quorum 2010 LLC	Delaware
DRT Development, LLC	Delaware
DRT Management, LLC	Delaware
DRT Mexico, LLC	Delaware
DRT Parent, LLC	Delaware
DestinationXchange, LLC	Delaware
Diamond Asia Development, Inc.	Delaware
Diamond Resorts (Group Holdings) Plc	United Kingdom
Diamond Resorts (Holding) Ltd	United Kingdom
Diamond Resorts Beach Quarters Development, LLC	Delaware
Diamond Resorts Beachwoods Development, LLC	Delaware
Diamond Resorts Boardwalk Development, LLC	Delaware
Diamond Resorts CI Management, S de RL de CV	Mexico
Diamond Resorts CS Borrower, LLC	Delaware
Diamond Resorts California Collection Development, LLC	Delaware

Diamond Resorts Canada Receivables, LLC	Delaware
Diamond Resorts Canada, LTD.	Canada
Diamond Resorts Centralized Services Company	Delaware
Diamond Resorts Citrus Share Holding, LLC	Delaware
Diamond Resorts Coconut Beach Development, LLC	Nevada
Diamond Resorts Coral Sands Development, LLC	Delaware
Diamond Resorts Corporation	Maryland
Diamond Resorts Cypress Pointe I Development, LLC	Delaware
Diamond Resorts Cypress Pointe II Development, LLC	Delaware
Diamond Resorts Cypress Pointe III Development, LLC	Delaware
Diamond Resorts DB Borrower, LLC	Delaware
Diamond Resorts DPM Development, LLC	Nevada
Diamond Resorts Daytona Development, LLC	Delaware
Diamond Resorts Depositor 2008 LLC	Delaware
Diamond Resorts Desert Isle Development, LLC	Nevada
Diamond Resorts Developer and Sales Holding Company	Delaware
Diamond Resorts Epic Mortgage Holdings, LLC	Delaware
Diamond Resorts F&B, S de RL de CV	Mexico
Diamond Resorts Fall Creek Development, LLC	Delaware
Diamond Resorts Finance Holding Company	Delaware
Diamond Resorts Financial Services, Inc.	Nevada
Diamond Resorts Flamingo Development, NV	Netherlands
Diamond Resorts Flamingo Management, NV	Netherlands
Diamond Resorts Franz Klammer Development, LLC	Delaware
Diamond Resorts GK Development, LLC	Delaware
Diamond Resorts Grand Beach I Development, LLC	Delaware
Diamond Resorts Grand Beach II Development, LLC	Delaware
Diamond Resorts Greensprings Development, LLC	Delaware
Diamond Resorts HK, LLC	Nevada
Diamond Resorts Hawaii Collection Development, LLC	Delaware
Diamond Resorts Hilton Head Development, LLC	Delaware
Diamond Resorts Holdings, LLC	Nevada
Diamond Resorts IW Holding Company	Delaware
Diamond Resorts IW Mexico, S de RL de CV	Mexico
Diamond Resorts IW Resort Ownership U.S. Corporation	Delaware
Diamond Resorts IW Trading Company	Delaware
Diamond Resorts IW Ventures, Inc.	Delaware
Diamond Resorts International Club, Inc.	Florida
Diamond Resorts International Golf, LLC	Delaware
Diamond Resorts International Marketing Mexico, LLC	Nevada
Diamond Resorts International Marketing, Inc.	California
Diamond Resorts International, LLC	Nevada
Diamond Resorts Inventory Holding, LLC	Delaware
Diamond Resorts Issuer 2008 LLC	Delaware
Diamond Resorts Kahana Development, LLC	Delaware
Diamond Resorts Kona Development, LLC	Delaware
Diamond Resorts Kona Ii Development, LLC	Delaware
Diamond Resorts Las Vegas Development, LLC	Delaware
Diamond Resorts MGV Development LLC	Nevada
Diamond Resorts Management & Exchange Holding Company	Delaware

Diamond Resorts Management, Inc.	Arizona
Diamond Resorts Mortgage Holdings, LLC	Delaware
Diamond Resorts Myrtle Beach Development, LLC	Delaware
Diamond Resorts Mystic Dunes Development, LLC	Nevada
Diamond Resorts Natixis Borrower, LLC	Delaware
Diamond Resorts Ocean Beach Club Development, LLC	Delaware
Diamond Resorts Oceanaire Development, LLC	Delaware
Diamond Resorts Owner Trust 2011-1	Delaware
Diamond Resorts Owner Trust 2013-1	Delaware
Diamond Resorts Owner Trust 2014-1	Delaware
Diamond Resorts Owner Trust 2015-1	Delaware
Diamond Resorts Owner Trust 2015-2	Delaware
Diamond Resorts Owner Trust 2016-1	Delaware
Diamond Resorts Owner Trust 2017-1	Delaware
Diamond Resorts Owner Trust 2018-1	Delaware
Diamond Resorts Owner Trust 2019-1	Delaware
Diamond Resorts Owner Trust 2021-1	Delaware
Diamond Resorts Palm Development, NV	Netherlands
Diamond Resorts Palm Springs Development, LLC	Delaware
Diamond Resorts Poco Diablo Development, LLC	Delaware
Diamond Resorts Poipu Development, LLC	Delaware
Diamond Resorts Polo Development, LLC	Nevada
Diamond Resorts Port Royal Development, LLC	Delaware
Diamond Resorts Powhatan Development, LLC	Delaware
Diamond Resorts Rancho Manana Development, LLC	Delaware
Diamond Resorts Real Estate Academy, LLC	Delaware
Diamond Resorts Real Estate Academy-Hawaii, LLC	Delaware
Diamond Resorts Residual Assets Development, LLC	Delaware
Diamond Resorts Residual Assets Finance, LLC	Delaware
Diamond Resorts Residual Assets M&E, LLC	Delaware
Diamond Resorts Ridge On Sedona Development, LLC	Delaware
Diamond Resorts Ridge Pointe Development, LLC	Delaware
Diamond Resorts River Club Development, LLC	Delaware
Diamond Resorts River Club Members, LLC	Delaware
Diamond Resorts San Luis Bay Development, LLC	Delaware
Diamond Resorts Santa Fe Development, LLC	Delaware
Diamond Resorts Sapphire Valley Development LLC	Nevada
Diamond Resorts Scottsdale Development, LLC	Delaware
Diamond Resorts Sedona Springs Development, LLC	Delaware
Diamond Resorts Sedona Summit Development, LLC	Delaware
Diamond Resorts Seller 2009-1 LLC	Delaware
Diamond Resorts Seller 2011-1, LLC	Delaware
Diamond Resorts Seller 2013-1, LLC	Delaware
Diamond Resorts Seller 2013-2, LLC	Delaware
Diamond Resorts Seller 2014-1, LLC	Delaware
Diamond Resorts Seller 2015-1, LLC	Delaware
Diamond Resorts Seller 2015-2, LLC	Delaware
Diamond Resorts Seller 2016-1, LLC	Delaware
Diamond Resorts Seller 2017-1, LLC	Delaware
Diamond Resorts Seller 2018-1, LLC	Delaware

Diamond Resorts Seller 2019-1, LLC	Delaware
Diamond Resorts Seller 2021-1, LLC	Delaware
Diamond Resorts St. Croix Development, LLC	Delaware
Diamond Resorts St. Louis Development, LLC	Delaware
Diamond Resorts Steamboat Development, LLC	Delaware
Diamond Resorts Tahoe Beach & Ski Development, LLC	Delaware
Diamond Resorts Tahoe Seasons Development, LLC	Nevada
Diamond Resorts Tempus Owner Trust 2013	Delaware
Diamond Resorts Tempus Seller 2013, LLC	Delaware
Diamond Resorts Teton Club Development, LLC	Nevada
Diamond Resorts Turtle Cay Development, LLC	Delaware
Diamond Resorts U.S. Collection Development, LLC	Delaware
Diamond Resorts U.S. Collection-Hawaii Development, LLC	Delaware
Diamond Resorts Villa Mirage Development, LLC	Delaware
Diamond Resorts Villas of Sedona Development, LLC	Delaware
Diamond Resorts WF Borrower, LLC	Delaware
Diamond Resorts Waikiki Development, LLC	Delaware
Diamond Resorts West Maui Development, LLC	Delaware
Diamond Resorts, LLC	Nevada
Diamond Resorts/CO Borrower 2016, LLC	Delaware
Diamond Resorts/CO Seller 2016, LLC	Delaware
Extraordinary Escapes Corporation	Delaware
FLRX, Inc.	Washington
Florida Diamond Resorts Management, LLC	Florida
Foster Shores, LLC	Missouri
Four C’s Hospitality, LLC	Nevada
Galaxy Exchange Company	Florida
George Acquisition Subsidiary, Inc.	Nevada
Ginger Creek, LLC	Delaware
Grand Escapes, LLC	Delaware
Grand Vacations Realty, LLC	Delaware
Grand Vacations Services LLC	Delaware
Grand Vacations Title, LLC	Delaware
HGV Depositor LLC	Delaware
HK F&B Services, LLC	Delaware
HRC Islander LLC	Delaware
Hilton Grand Vacations Barbados Limited	United Kingdom
Hilton Grand Vacations Borrower Escrow, Inc.	Delaware
Hilton Grand Vacations Borrower Escrow, LLC	Delaware
Hilton Grand Vacations Borrower Inc.	Delaware
Hilton Grand Vacations Borrower LLC	Delaware
Hilton Grand Vacations Club, LLC	Delaware
Hilton Grand Vacations Company, LLC	Delaware
Hilton Grand Vacations Financing, LLC	Delaware
Hilton Grand Vacations Florida, LLC	Florida
Hilton Grand Vacations H Mexico, S. de R.L. de C.V.	Mexico
Hilton Grand Vacations Italy Srl	Italy
Hilton Grand Vacations Japan Management, LLC	Japan
Hilton Grand Vacations Japan, LLC	Japan
Hilton Grand Vacations Management, LLC.	Nevada

Hilton Grand Vacations Mexico S.De R.L. De C.V.	Mexico
Hilton Grand Vacations Parent LLC	Delaware
Hilton Grand Vacations SHI, S. de R.L. de C.V.	Mexico
Hilton Grand Vacations Singapore Pte Ltd.	Singapore
Hilton Grand Vacations Trust 2017 - A	Delaware
Hilton Grand Vacations Trust 2018 - A	Delaware
Hilton Grand Vacations Trust 2019 - A	Delaware
Hilton Grand Vacations Trust 2020 - A	Delaware
Hilton Grand Vacations Trust I LLC	Delaware
Hilton Grand Vacations UK Holding Limited	United Kingdom
Hilton Grand Vacations UK Limited	United Kingdom
Hilton Kingsland 1, LLC	Delaware
Hilton Resorts Corporation	Delaware
Hilton Resorts Marketing Corp.	Delaware
Hilton Resorts Marketing Korea, LLC	Korea
Hilton Travel, LLC	Delaware
Hospitality Management and Consulting Service, L.L.C.	Nevada
ILX Acquisition, Inc.	Delaware
ILX Acquisition, LLC	Delaware
ILX Resorts Acquisition S. De RL de CV	Mexico
IOI Funding I, LLC	Florida
IOI Funding II, LLC	Florida
International Timeshares Marketing, LLC	Delaware
Island One Development, LLC	Nevada
Island One Resorts Management Corporation	Florida
Island One, Inc.	Florida
Kupono Partners LLC	Hawaii
Lake Tahoe Resort Partners, LLC	California
MMG Development Corp.	Florida
Mazatlan Development Inc.	Washington
Mercadotechnia de Hospedaje, SA de CV	Mexico
Mystic Dunes Myrtle Beach, LLC	Delaware
Mystic Dunes Receivables, LLC	Delaware
Mystic Dunes, LLC	Delaware
Navigo Vacation Club, Inc.	Florida
Nevada HK F&B Services, LLC	Nevada
Operating DPM S de RL de CV	Mexico
Pinnacle Collection Development, LLC	Delaware
Poinciana Vacation Resorts, Inc.	Florida
Poipu Resort Partners, L.P.	Hawaii
Potter's Mill, Inc.	Bahamas
Resort Management International, Inc., A California Corporation	California
Resort Ventures, L.P.	California
Resorts Development International, Inc.	Nevada
Sales DPM S de RL de CV	Mexico
Sunrise Ridge Resort Inc.	Tennessee
Sunterra Cabo Development, S de RL de CV	Mexico
Sunterra Cabo Management Company, S de RL de CV	Mexico
Sunterra Depositor 2007 LLC	Delaware
Sunterra Issuer 2007 LLC	Delaware

Sunterra Mexico Group Holdings, S de RL de CV	Mexico
Sunterra SPM, Inc.	Delaware
Tempus Acquisition, LLC	Delaware
Tempus Holdings, LLC	Delaware
Torres Vallarta Tennis Club, SA de CV	Mexico
Torres Vallarta Tower Three, SA de CV	Mexico
Vacation OTA, LLC	Nevada
Vaccaciones Compartidos Mazatlan y Vallarta, SA de CV	Mexico
WBW CHP, LLC	Hawaii
Walsham Lake, LLC	Missouri
West Maui Resort Partners, L.P.	Delaware
World Discovery Kids Club, LLC	Delaware